Exhibit 99.1
Cambium Learning Group, Inc. Announces Third Quarter Earnings
DALLAS, Nov. 4, 2010 /PRNewswire via COMTEX/ —
Cambium Learning Group, Inc. [Nasdaq: ABCD, the “Company"], a leading provider of research-based education solutions for students in Pre-K through 12th grade, including intervention curricula, educational technologies and services, today announced financial results for the third quarter ended September 30, 2010.
Third Quarter 2010 Year to Date Financial Summary
•	Adjusted sales of $145 million for the nine months ended Sept 30, 2010 were down 8% versus $157 million for the same period 2009. Adjusted sales by business unit and change from prior year were as follows:
•	Voyager sales: $90 million, down 13%

•	Cambium Learning Technologies sales: $35 million, up 9%

•	Sopris sales: $20 million, down 7%
•	Year-to-date adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) were $41 million versus $42 million for the same period in 2009, a decline of 2%.

•	The Company continued to achieve merger related synergy savings and variable costs savings relative to prior year which have been effective in keeping earnings relatively flat in the face of revenue declines.

•	The Company’s cash flow, being seasonal, turned positive in the second half of the year (excluding non-recurring items) and the Company’s revolving line of credit will be paid off by mid-November.

•	The Company has a few transactions remaining in its pipeline that are targeted for closure in 2010. These opportunities are mainly related to customer available ARRA Stimulus funding and will play a significant role in determining the company’s end of year adjusted sales and adjusted EBITDA.
Ron Klausner, Chief Executive Officer stated, “Although challenging state and local budgets continue to impact our large ticket priced products, we were able to maintain earnings consistent with prior year. Year-versus-year declines in sales are primarily in the Voyager unit.”
Klausner added, “While remaining sensitive to our objective to grow earnings, we continued to also make significant new investments in product development and technology to better diversify our portfolio, and provide a platform for renewed top line growth. We released Kurzweil Version 12, redesigned the Sopris Website to better drive e-commerce and e-leads and continued robust investments in our suite of online student centric capabilities in Learning A-Z and ExploreLearning.”
Order Volume Trends
Order volume is an internal metric that is a leading indicator of revenues. Through Q3 2010 we have experienced the following trends in order volume:
•	Year-to-date company-wide order volume decreased by 11%, impacting the Voyager segment the most as order volume in that unit decreased by 20% versus prior year. The Company continued to experience elongated and delayed buying cycles with its customers related to large dollar transactions.

•	Cambium Learning Technologies segment increased order volume year-to-date by 17% led by increases in ExploreLearning and Learning A-Z in excess of 25% each.

•	Investments in the Sopris segment, including the launch of the new DIBELS Next, helped increase order volume 10% in the third quarter versus prior year. The full year order volume for the Sopris segment is now down 7% for the year due to the timing of a royalty payment in the first quarter of 2009 that is now expected in Q4 2010.
Non-GAAP Financial Measures
EBITDA, adjusted EBITDA and adjusted sales are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company believes that adjusted EBITDA and adjusted sales provide useful information to investors because they reflect the underlying performance of the ongoing operations of the Company, including the recent acquisition of Voyager Learning Company, and provide investors with a view of the combined Company’s operations from management’s perspective. Adjusted EBITDA and adjusted sales exclude items that do not reflect the underlying performance of the combined Company by removing significant one-time or certain non-cash items. The Company uses these measures to monitor and evaluate the operating performance of the Company and as the basis to set and measure progress towards performance targets, which directly affect compensation for employees and executives. The Company generally uses these non-GAAP measures as measures of operating performance and not as measures of the Company’s liquidity.
Investor Conference Call
The Company will discuss its financial results on a conference call today at 5:00 p.m. Eastern Time. The call will address unaudited financial results for the third quarter ended September 30, 2010.
To listen to the Company’s conference call, please dial (800) 860-2442 and reference “Cambium Learning” at 5:00 p.m. Eastern Time on Thursday, November 4, 2010. The call will be recorded and archived until Wednesday, November 24, 2010, and can be replayed by calling (877) 344-7529 and entering ID# 445667. The conference call will also be Webcast and available on the Company’s Website at www.cambiumlearninggroup.com.
About Cambium Learning Group, Inc.
Cambium Learning Group, Inc. (NASDAQ: ABCD) is based in Dallas, Texas, and operates three business units: Voyager, a comprehensive intervention business; Sopris, a supplemental solutions business; and Cambium Learning Technologies, which includes ExploreLearning, IntelliTools, Kurzweil and Learning A-Z. Through its core divisions, Cambium Learning Group, Inc. provides research-based education solutions for students in Pre-K through 12th grade, including intervention curricula, educational technologies and services primarily focused on serving the needs of the nation’s most challenged learners and enabling students to realize their full potential. The company’s website is www.cambiumlearninggroup.com.
Media and Investor Contact:
Shannan Overbeck
Cambium Learning Group, Inc.
214.932.9476
shannan.overbeck@cambiumlearning.com

Forward Looking Statements
Some of the statements contained herein constitute forward-looking statements. These statements relate to future events, including the future financial performance of Cambium Learning Group, Inc., and involve known and unknown risks, uncertainties and other factors that may cause the markets, actual results, levels of activity, performance or achievements of Cambium Learning Group, Inc. to be materially different from any actual future results, levels of activity, performance or achievements. These risks and other factors you should consider include, but are not limited to, the ability to successfully attract and retain a broad customer base for current and future products, changes in customer demands or industry standards, success of ongoing product development, maintaining acceptable margins, the ability to control costs, K-12 enrollment and demographic trends, the level of educational and education technology funding, the impact of federal, state and local regulatory requirements on the business of the company, the loss of key personnel, the impact of competition and the risk that competitors will seek to capitalize on the risks and uncertainties confronting the new combined company, the uncertainty of general economic conditions and financial market performance, and those other risks and uncertainties listed under the heading “RISK FACTORS” in Cambium Learning Group, Inc.’s Form 10-K. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “projects,” “intends,” “prospects,” or “priorities,” or the negative of such terms, or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Cambium Learning Group, Inc. does not assume or undertake any obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Cambium Learning Group, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009
Net sales	$56,607	$40,972	$132,730	$77,742

Cost of sales:
Cost of sales	18,021	10,682	44,550	20,969
Amortization expense	7,096	4,195	21,083	12,507

Total cost of sales	25,117	14,877	65,633	33,476

Research and development expense	2,543	1,558	8,116	4,117
Sales and marketing expense	11,966	5,396	34,199	15,883
General and administrative expense	5,608	5,176	19,151	13,399
Shipping costs	1,122	724	2,834	1,314
Depreciation and amortization expense	2,085	2,359	7,022	7,103
Goodwill impairment	—	—	—	9,105
Embezzlement and related expense (recoveries)	21	(74)	51	(195)

Total costs and expenses	48,462	30,016	137,006	84,202

Income (loss) before interest, other income (expense)and income taxes	8,145	10,956	(4,276)	(6,460)

Net interest expense	(4,478)	(4,991)	(13,460)	(14,534)

Other income (expense), net	271	(154)	176	(359)

Income (loss) before income taxes	3,938	5,811	(17,560)	(21,353)

Income tax benefit (expense)	8	(1,373)	(111)	5,043

Net income (loss)	$3,946	$4,438	$(17,671)	$(16,310)

Net income (loss) per common share:
Basic net income (loss) per common share	$0.09	$0.22	$(0.40)	$(0.80)
Diluted net income (loss) per common share	$0.09	$0.22	$(0.40)	$(0.80)

Average number of common shares and equivalents outstanding:
Basic	44,324	20,493	44,322	20,493
Diluted	44,395	20,493	44,322	20,493

Cambium Learning Group, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands, except per share data)

	September 30,	December 31,
	2010	2009
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$5,838	$13,345
Accounts receivable, net	34,073	19,127
Inventory	23,594	19,812
Deferred tax assets	6,267	6,267
Restricted assets, current	3,177	9,755
Other current assets	5,147	6,010

Total current assets	78,096	74,316

Property, equipment and software at cost	30,213	24,951
Accumulated depreciation and amortization	(7,111)	(4,294)

Net property, equipment and software	23,102	20,657

Goodwill	151,915	151,915
Acquired curriculum and technology intangibles, net	35,901	44,695
Acquired publishing rights, net	42,108	52,312
Other intangible assets, net	23,569	28,133
Pre-publication costs, net	7,281	5,464
Restricted assets, less current portion	12,935	14,930
Other assets	13,428	1,419

Total assets	$388,335	$393,841

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Notes payable — line of credit	$11,200	$5,000
Current portion of long-term debt	1,280	1,280
Current portion of capital lease obligations	359	443
Accounts payable	5,354	2,308
Contingent value rights, current	2,847	3,950
Accrued expenses	19,951	23,920
Deferred revenue, current	30,156	21,465

Total current liabilities	71,147	58,366

Long-term liabilities:
Long-term debt, less current portion	151,112	150,487
Capital lease obligations, less current portion	12,424	12,695
Deferred revenue, less current portion	3,145	2,716
Contingent value rights, less current portion	5,746	5,649
Other liabilities	21,841	24,156

Total long-term liabilities	194,268	195,703

Stockholders’ equity:
Preferred stock ($.001 par value, 15,000 shares authorized, zero shares issued and outstanding at September 30, 2010 and December 31, 2009)	—	—
Common stock ($.001 par value, 150,000 shares authorized, 43,869 and 43,859 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively)	44	44
Capital surplus	259,608	258,789
Accumulated deficit	(136,939)	(119,268)
Other comprehensive income (loss):
Pension and postretirement plans	206	206
Net unrealized gain on securities	1	1

Accumulated other comprehensive income	207	207

Total stockholders’ equity	122,920	139,772

Total liabilities and stockholders’ equity	$388,335	$393,841

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Three Months Ended September 30, 2010
(In thousands)
Unaudited

		Non-recurring or non-operating costs excluded from Adjusted EBITDA:
			Legacy	Stock-based	Embezzlement	Adj Related
	Total	Integration	VLCY	Compensation	and	to Purchase	Adjustments to	Adjusted
	GAAP	Costs	Corporate	Expense	Related	Accounting	CVR Liability	EBITDA
Voyager	$37,376	$—	$—	$—	$—	$610	$—	$37,986
Sopris	9,587	—	—	—	—	—	—	9,587
Cambium Learning Technologies	9,644	—	—	—	—	1,790	—	11,434

Total net sales	56,607	—	—	—	—	2,400	—	59,007

Cost of sales	18,021	(69)	—	(14)	—	242	—	18,180
Cost of sales — amortization	7,096	—	—	—	—	—	—	7,096

Total cost of sales	25,117	(69)	—	(14)	—	242	—	25,276

Research and development expense	2,543	(62)	—	(30)	—	—	—	2,451
Sales and marketing expenses	11,966	(58)	—	(34)	—	209	—	12,083
General and administrative expense	5,608	(760)	(360)	(167)	—	—	(100)	4,221
Shipping costs	1,122	—	—	—	—	—	—	1,122
Depreciation and amortization	2,085	—	—	—	—	—	—	2,085
Embezzlement and related	21	—	—	—	(21)	—	—	—

Income (loss) from operations	8,145	949	360	245	21	1,949	100	11,769

Net interest income (expense)	(4,478)	—	—	—	—	—	—	(4,478)
Other income (expense)	271	—	—	—	—	—	—	271
Income tax benefit	8	—	—	—	—	—	—	8

Net income (loss)	3,946	949	360	245	21	1,949	100	7,570

Normal non-GAAP EBITDA Adjustments:
Depreciation and amortization	9,181	—	—	—	—	—	—	9,181
Net interest income (expense)	4,478	—	—	—	—	—	—	4,478
Other income	(271)	—	—	—	—	—	—	(271)
Income tax	(8)	—	—	—	—	—	—	(8)

EBITDA	$17,326	$949	$360	$245	$21	$1,949	$100	$20,950

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Three Months Ended September 30, 2009
(In thousands)
Unaudited

				Non-recurring or non-operating costs excluded from Adjusted EBITDA:
			Total			Legacy	Stock-based	Embezzlement
	Total		Combined	Transaction	Integration	VLCY	Compensation	and	Goodwill	Adjusted
	GAAP	VLCY	Results	Costs	Costs	Corporate	Expense	Related	Impairment	EBITDA
Voyager	$25,596	$26,768	$52,364	$—	$—	$—	$—	$—	$—	$52,364
Sopris	8,799	—	8,799	—	—	—	—	—	—	8,799
Cambium Learning Technologies	6,577	5,807	12,384	—	—	—	—	—	—	12,384

Total net sales	40,972	32,575	73,547	—	—	—	—	—	—	73,547

Cost of sales	10,682	9,910	20,592	—	—	—	—	—	—	20,592
Cost of sales — amortization	4,195	4,382	8,577	—	—	—	—	—	—	8,577

Total cost of sales	14,877	14,292	29,169	—	—	—	—	—	—	29,169

Research and development expense	1,558	1,274	2,832	—	—	—	—	—	—	2,832
Sales and marketing expenses	5,396	8,541	13,937	—	—	—	—	—	—	13,937
General and administrative expense	5,176	5,939	11,115	(2,096)	(511)	(1,237)	(85)	—	—	7,186
Shipping costs	724	784	1,508	—	—	—	—	—	—	1,508
Depreciation and amortization	2,359	540	2,899	—	—	—	—	—	—	2,899
Embezzlement and related	(74)	—	(74)	—	—	—	—	74	—	0
Goodwill impairment	—	5,191	5,191	—	—	—	—	—	(5,191)	(0)

Income (loss) from operations	10,956	(3,986)	6,970	2,096	511	1,237	85	(74)	5,191	16,016

Net interest income (expense)	(4,991)	(126)	(5,117)	—	—	—	—	—	—	(5,117)
Other income (expense)	(154)	(230)	(384)	—	—	—	—	—	—	(384)
Income tax benefit	(1,373)	(366)	(1,739)	—	—	—	—	—	—	(1,739)

Net income (loss)	4,438	(4,708)	(270)	2,096	511	1,237	85	(74)	5,191	8,776

Normal non-GAAP EBITDA Adjustments:
Depreciation and amortization	6,554	4,922	11,476	—	—	—	—	—	—	11,476
Net interest income (expense)	4,991	126	5,117	—	—	—	—	—	—	5,117
Other income	154	230	384	—	—	—	—	—	—	384
Income tax	1,373	366	1,739	—	—	—	—	—	—	1,739

EBITDA	$17,510	$936	$18,446	$2,096	$511	$1,237	$85	$(74)	$5,191	$27,492

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Nine Months Ended September 30, 2010
(In thousands)
Unaudited

		Non-recurring or non-operating costs excluded from Adjusted EBITDA:
			Legacy	Stock-based	Embezzlement	Adj Related
	Total	Integration	VLCY	Compensation	and	to Purchase	Adjustments to	Adjusted
	GAAP	Costs	Corporate	Expense	Related	Accounting	CVR Liability	EBITDA
Voyager	$85,848	$—	$—	$—	$—	$4,589	$—	$90,437
Sopris	19,898	—	—	—	—	—	—	19,898
Cambium Learning Technologies	26,984	—	—	—	—	7,523	—	34,507

Total net sales	132,730	—	—	—	—	12,112	—	144,842

Cost of sales	44,550	(1,041)	—	(44)	—	1,168	—	44,633
Cost of sales — amortization	21,083	—	—	—	—	—	—	21,083

Total cost of sales	65,633	(1,041)	—	(44)	—	1,168	—	65,716

Research and development expense	8,116	(375)	—	(93)	—	—	—	7,648
Sales and marketing expenses	34,199	(302)	—	(102)	—	926	—	34,721
General and administrative expense	19,151	(3,484)	(835)	(539)	—	—	(100)	14,193
Shipping costs	2,834	(304)	—	—	—	—	—	2,530
Depreciation and amortization	7,022	—	—	—	—	—	—	7,022
Embezzlement and related	51	—	—	—	(51)	—	—	—

Income (loss) from operations	(4,276)	5,506	835	778	51	10,018	100	13,012

Net interest income (expense)	(13,460)	—	—	—	—	—	—	(13,460)
Other income (expense)	176	—	—	—	—	—	—	176
Income tax expense	(111)	—	—	—	—	—	—	(111)

Net income (loss)	(17,671)	5,506	835	778	51	10,018	100	(383)

Normal non-GAAP EBITDA Adjustments:
Depreciation and amortization	28,105	—	—	—	—	—	—	28,105
Net interest income (expense)	13,460	—	—	—	—	—	—	13,460
Other income (expense)	(176)	—	—	—	—	—	—	(176)
Income tax	111	—	—	—	—	—	—	111

EBITDA	$23,829	$5,506	$835	$778	$51	$10,018	$100	$41,117

Cambium Learning Group, Inc.
Reconciliation of Adjusted Sales and Adjusted EBITDA
Nine Months Ended September 30, 2009
(In thousands)
Unaudited

				Non-recurring or non-operating costs excluded from Adjusted EBITDA:
			Total			Legacy	Stock-based	Embezzlement
	Total		Combined	Transaction	Integration	VLCY	Compensation	and	Goodwill	Adjusted
	GAAP	VLCY	Results	Costs	Costs	Corporate	Expense	Related	Impairment	EBITDA
Voyager	$40,774	$63,299	$104,073	$—	$—	$—	$—	$—	$—	$104,073
Sopris	21,465	—	21,465	—	—	—	—	—	—	21,465
Cambium Learning Technologies	15,503	16,285	31,788	—	—	—	—	—	—	31,788

Total net sales	77,742	79,584	157,326	—	—	—	—	—	—	157,326

Cost of sales	20,969	24,831	45,800	—	—	—	—	—	—	45,800
Cost of sales — amortization	12,507	12,920	25,427	—	—	—	—	—	—	25,427

Total cost of sales	33,476	37,751	71,227	—	—	—	—	—	—	71,227

Research and development expense	4,117	3,436	7,553	—	—	—	—	—	—	7,553
Sales and marketing expenses	15,883	22,615	38,498	—	—	—	—	—	—	38,498
General and administrative expense	13,399	18,379	31,778	(8,012)	(673)	(2,142)	(219)	—	—	20,732
Shipping costs	1,314	1,467	2,781	—	—	—	—	—	—	2,781
Depreciation and amortization	7,103	1,685	8,788	—	—	—	—	—	—	8,788
Embezzlement and related	(195)	—	(195)	—	—	—	—	195	—	—
Goodwill impairment	9,105	27,175	36,280	—	—	—	—	—	(36,280)	—

Income (loss) from operations	(6,460)	(32,924)	(39,384)	8,012	673	2,142	219	(195)	36,280	7,747

Net interest income (expense)	(14,534)	(541)	(15,075)	—	—	—	—	—	—	(15,075)
Other income (expense)	(359)	954	595	—	—	—	—	—	—	595
Income tax benefit	5,043	81	5,124	—	—	—	—	—	—	5,124

Net income (loss)	(16,310)	(32,430)	(48,740)	8,012	673	2,142	219	(195)	36,280	(1,609)

Normal non-GAAP EBITDA Adjustments:
Depreciation and amortization	19,610	14,605	34,215	—	—	—	—	—	—	34,215
Net interest income (expense)	14,534	541	15,075	—	—	—	—	—	—	15,075
Other income	359	(954)	(595)	—	—	—	—	—	—	(595)
Income tax	(5,043)	(81)	(5,124)	—	—	—	—	—	—	(5,124)

EBITDA	$13,150	$(18,319)	$(5,169)	$8,012	$673	$2,142	$219	$(195)	$36,280	$41,962

SOURCE Cambium Learning Group, Inc.